SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Core Equity VIP

The following changes are effective on or about July 12, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the above-listed fund. All references to QS Investors are hereby deleted.

The following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectuses:

Management process. In choosing stocks, portfolio management combines quantitative screens with fundamental research. Portfolio management begins by utilizing proprietary quantitative models to rank securities within specific industry groups based on a number of factors, including valuation, momentum, sales growth and profitability. Portfolio management then applies a range of fundamental factors, including macroeconomic views and economic outlook, secular themes and company fundamentals, to construct the portfolio. The fundamental factors considered and quantitative models used by portfolio management may change over time.

Portfolio management will normally sell a stock when it believes the price is unlikely to go higher, the company’s fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given industry.

The following information replaces existing disclosure under the ”MANAGEMENT” section of the summary section of the fund’s prospectuses:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

May 1, 2013 PROSTKR-254

The following information replaces existing disclosure under the ”MANAGEMENT” sub-section of the ”FUND DETAILS” section of the fund’s prospectuses:

MANAGEMENT

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2009.

■
Prior to joining Deutsche Asset & Wealth Management, Managing Director of Deutsche Bank Private Wealth Management, head of U.S. Equity Strategy, manager of the U.S. large cap core, value and growth portfolios, member of the U.S. Investment Committee and head of the Equity Strategy Group.

■
Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer’s Hanover Trust Company.

■	BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

■
Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset & Wealth Management in 2007.

■	Portfolio Manager for US Large Cap Equity: New York.

■	BS, Fordham University.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2000.

■	Equity Research Analyst covering the financial services sector from 2001-2009.

■	Previously served as a member of the Large Cap Core Equity team.

■	BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2000 with 7 years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

■	Portfolio Manager for the Quantitative Group: New York.

■	Degree in Civil Engineering from Indian Institute of Technology; MBA from Kent State University; PhD in Finance from University of North Carolina at Chapel Hill.

Please Retain This Supplement for Future Reference

May 1, 2013
PROSTKR-254

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